EXHIBIT 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 25, 1996, included in the Indiana Gas Company, Inc.'s Form 10-K for the year ended September 30, 1996, and to all references to our Firm included in this registration statement.


                                                       /s/ Arthur Andersen LLP
                                                       ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
October 29, 1997.













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